                                                            EXHIBIT 10.50


                        AGREEMENT REGARDING HAUFF NOTES

     THIS AGREEMENT REGARDING HAUFF NOTES (this "Agreement") is dated this 2nd day of February 1999, by and between GARGOYLES, INC., a Washington corporation ("Gargoyles"), and DOUGLAS B. HAUFF ("Hauff").

                                    RECITALS

     A. On April 9, 1997, Hauff executed a Promissory Note in favor of Gargoyles in original principal amount of $531,299.00 together with interest thereon at the rate of 5.75% per annum, and on March 11, 1998, Hauff executed a second Promissory Note in favor of Gargoyles in original principal amount of $56,307.15 together with interest thereon at the rate of 5.75% per annum (together the "Hauff Notes").

     B.   The Hauff Notes are due and payable in full on February 15, 1999.

     C. As of January 29, 1998, total principal and accrued interest outstanding under the Hauff Notes is $615,179.85.

     D. Pursuant to that certain Separation and Release Agreement between Gargoyles and Hauff dated March 11, 1998, among other things, Gargoyles agreed to reimburse Hauff in an amount equal to the cost of three month's COBRA medical and dental insurance continuation coverage for Hauff and his family. The COBRA cost for such benefits for a three month period totals $1329.69 (the "Hauff COBRA Costs"). As of the date of this Agreement, Gargoyles has not paid the Hauff COBRA Costs to Hauff.

     E. On August 14, 1998, Trillium Corporation executed a promissory note in favor of Hauff, Tracy Hauff and The Hauff Family Partnership in original principal amount of $95,000, which note is due and payable on the second anniversary thereof (the "Trillium Note").

     F. Gargoyles is a party to a License Agreement dated October 30, 1995 with Ken Griffey, Jr. which, in accordance with its terms, expired on December 31, 1998 (the "Griffey Agreement"). As of the date of this agreement, certain personal service fees and royalty fees due under the Griffey Agreement have not been paid and remain outstanding.

     G. In late 1997, Gargoyles and Griffey, through his agent Brian Goldberg, began negotiations with respect to the renewal of the Griffey Agreement and drafts of a new Griffey license agreement were exchanged between Gargoyles and Mr. Goldberg (the "Draft Griffey Agreement"). A dispute has arisen between Gargoyles and Mr. Griffey with respect to the Griffey Agreement and the enforceability of the Draft Griffey Agreement.

     H. Subject to the terms and conditions set forth in this Agreement, Hauff has requested certain accommodations from Gargoyles with respect to payment of the Hauff Notes, and Gargoyles is willing to make such accommodations to Hauff.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual agreements of the parties set forth herein, the parties hereto hereby agree as follows:

     1.   Covenants of Hauff.
          ------------------
          Upon and together with the execution of this Agreement by Hauff:

          (a)  Cash Payment.
               ------------
               Hauff shall pay to Gargoyles cash in the amount of One Hundred Eighty-Five Thousand Dollars by wire transfer of immediately available funds to the account as set forth on the attached EXHIBIT A;

          (b)  Assignment of Trillium Note.
               ---------------------------
               Hauff shall fully assign, and shall cause his marital community and The Hauff Family Partnership, to assign, the Trillium Note together with all proceeds thereof to Gargoyles by executing the Assignment of Trillium Note attached hereto as EXHIBIT B and shall deliver the original Trillium Note to Gargoyles. Hauff represents and warrants to Gargoyles that he, together with his marital community and the Hauff Family Partnership, is the true owner of the Trillium Note, free and clear of any lien, or encumbrance, or restriction on transfer of any kind, and Hauff shall indemnify Gargoyles for any losses related to a breach by Hauff of the representations and warranties set forth in this Section 1(b);

          (c)  Assumption of Obligations to Griffey.
               ------------------------------------
               Hauff shall assume the obligations of Gargoyles to Griffey under the terms of the Griffey Agreement and the Draft Griffey Agreement.

          (d)  Waiver of COBRA Costs.
               ---------------------
               Hauff hereby waives all right to collect any of the Hauff COBRA Costs from Gargoyles; and

          (e)  New Note.
               --------
               Hauff shall execute and deliver to Gargoyles a promissory note in original principal amount of $32,500.00 in the form of the attached EXHIBIT C.

     2.   Covenants of Gargoyles.
          ----------------------
          Upon and together with the execution of this Agreement by Gargoyles, Gargoyles shall cancel the Hauff Notes and return the original Hauff Notes to Hauff.

     3.   Conditions to Gargoyles Obligations.
          -----------------------------------
          Gargoyles' obligation to cancel the Hauff Notes is conditioned upon
(i) receipt from Hauff of the consideration and fully executed documents and instruments as set forth in Section 1 hereof, and (ii) receipt from Ken Griffey, Jr. of the Consent and Settlement and Release Agreement in the form of the attached EXHIBIT D.

     4.   Attorneys Fees.
          --------------
          If it is necessary for either party hereto to enforce his or its rights pursuant to this Agreement due to a default by the other, the defaulting party shall reimburse the other for reasonable attorneys' fees and expenses.

     5.   Amendment and Modification.
          --------------------------
          This Agreement may be amended, modified or supplemented, or any provision waived, only by written agreement executed by the parties hereto.

     6.   Governing Law.
          -------------
          This Agreement shall be governed by the laws of the state of Washington.

     7.   Counterparts.
          ------------
          This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.   Exhibits.
          --------
          The exhibits attached hereto are incorporated herein by reference as if fully set forth herein.

     IN WITNESS WHEREOF, Gargoyles and Hauff have executed this Agreement as of the date set forth above.

GARGOYLES, INC.,
a Washington corporation

By:  /s/  Leo Rosenberger                    /s/ Douglas B. Hauff
     ----------------------------            ----------------------------
     Leo Rosenberger, CFO and CEO            DOUGLAS B. HAUFF


                                             AGREED AND CONSENTED:

                                             /s/ Tracy Hauff
                                             ----------------------------
                                             TRACY HAUFF


                                             THE HAUFF FAMILY PARTNERSHIP

                                             By: /s/ Douglas B. Hauff
                                                 ------------------------
                                             Its President

                                   EXHIBIT A
                           WIRE TRANSFER INSTRUCTIONS

U.S. Bank.


DATE:     August 27, 1998

TO:       CHERYL BECKMAN
          GARGOYLES, INC.
          5866 South 194th Street
          Kent, Washington  98032
          (253) 872-3317

FROM:     JOCELYN KILPATRICK
          U.S. BANK - SPECIAL ASSETS
          (612) 973-2127
          (612) 973-2148 FAX

RE:       WIRING INSTRUCTIONS
          Gargoyles


WIRING INSTRUCTIONS
-------------------
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue S.
MPFP2516 - U.S. Bank Place
Minneapolis, MN  55402
ABA #091000022
CREDIT:   SPECIAL ASSETS WIRE CLEARING ACCOUNT
          1602-3452-8703
ATTN:     Diane Athmann
RE:       Gargoyles


If you have any questions, please call me at (612) 973-2127.



                       601 Second Avenue South, MPFP2516
                         Minneapolis, Minnesota  55402

                                   EXHIBIT B
                          ASSIGNMENT OF TRILLIUM NOTE

     IN CONSIDERATION OF THE COVENANTS of the parties set forth in that certain Agreement Regarding Hauff Notes of even date herewith by and between Gargoyles, Inc., a Washington corporation ("Gargoyles"), and Douglas B. Hauff and Tracy Hauff (the "Hauffs"), and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Hauffs and The Hauff Family Partnership do hereby assign, without recourse, to Gargoyles all of their right, title and interest in and to that certain Promissory Note dated August 14, 1998 in original principal amount of $95,000, together with all proceeds thereof.

     Executed this 2nd day of February, 1999.


                                             /s/ Douglas B. Hauff
                                             ----------------------------
                                             DOUGLAS B. HAUFF


                                             /s/ Tracy Hauff
                                             ----------------------------
                                             TRACY HAUFF


                                             THE HAUFF FAMILY PARTNERSHIP

                                             By:  /s/ Douglas B. Hauff
                                                  -----------------------
                                             Its  President

                           UNSECURED PROMISSORY NOTE
                           -------------------------

$95,000.00                                             August 14, 1998
                                                       Bellingham, WA

FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to the order of DOUGLAS B. HAUFF AND TRACY L. HAUFF, husband and wife, and the HAUFF FAMILY PARTNERSHIP, a Washington limited partnership, or their assigns ("Holder"), the principal sum of Ninety-Five Thousand Dollars ($95,000.00), all as hereinafter provided and upon the following agreements, terms and conditions:

     1.   Interest.
          --------
          This Note shall be non-interest bearing; provided, that in the event of any default as hereinafter defined, all sums then and thereafter owing hereon at the option of Holder shall bear interest at a rate which shall be equal to the lesser of twelve percent (12%) per annum or the highest rate then permitted by applicable law ("Default Rate").

     2.   Payment.
          -------
          Except as provided below, this Note shall be due and payable as follows:

               $95,000   due and payable on August 14, 2000.

Payment shall be made to Holder hereof at 6925 N. Ryley Lane, Otis Orchards, WA 99027 or such other place as Holder may specify in writing from time to time.

     3.   Late Charge.
          -----------
          If any payment on this Note is not paid when due and remains unpaid for a period of ten (10) days inclusive after Holder provides notice to Maker in accordance with the notice provisions of this Note, Maker will pay Holder a late charge equal to five percent (5%) of the amount of the delinquent payment.

     4.   Prepayment.
          ----------
          This Note may be prepaid at any time without penalty.

     5.   Acceleration.
          ------------
          In the event any payments required by this Promissory Note are not paid when due, and remain unpaid after a date specified by a notice to Maker, and such default remains uncured after a date specified by a notice to Maker, then the whole sum of principal shall become due and payable at once without further notice at the option of the Holder hereof. The date specified shall not be less than ten (10) days (for non-payment) or thirty (30) days (for any other default) from the date notice is given to Maker in accordance with the notice provisions of this Note. This note will be automatically accelerated in the event of insolvency or the commencement of an insolvency or bankruptcy proceeding by or against Maker. All rights and remedies of Holder are cumulative and not exclusive and the commencement or partial exercise of any such right or remedy shall not preclude Holder from the exercise of any other right or remedy until the debts evidenced by this note are paid in full.

     6.   Costs and Attorneys' Fees.
          -------------------------
          Maker agrees to pay all costs and expenses which Holder may incur by reason of any default, including without limitation Holder's reasonable attorneys' fees with regard to legal services relating to any default and to a determination of any of Holder's rights or remedies under this Note, and reasonable attorneys' fees relating to any actions or proceedings which Holder may institute to protect its interest under the terms of this Note. Any judgment recovered by Holder shall bear interest at the Default Rate, not to exceed, however, the highest rate then permitted by law, from the date of the judgment.

     7.   Nonwaiver of Holder.
          -------------------
          Holder's failure to exercise its option to accelerate this Note upon a default or to exercise any other rights to which Holder may be entitled in the event of a default, shall not constitute a waiver of the right to exercise such option or any other rights in the event of any subsequent default, whether of the same or a different nature.

     8.   Waiver of Maker.
          ---------------
          Maker waives presentment, protest and demand, notice of protest, demand or dishonor and nonpayment of this Note.

     9.   Maximum Interest.
          ----------------
          Notwithstanding any other provision of this Note, interest, fees and charges payable by reason of the indebtedness evidenced hereby shall not exceed the maximum, if any, permitted by applicable law and, if by virtue of applicable law, sums in excess of such maximum would otherwise be payable hereon, then such excess shall be treated as having been immediately applied by Holder to principal when received.

     10.  Applicable Law.
          --------------
          This Note shall be governed by and construed and enforced in accordance with the laws of the State of Washington.

     11.  Notice.
          ------
          Except as otherwise provided in this Note, all notices and consents required or permitted under this Note shall be in writing and may be telexed, facsimilied, cabled, delivered by hand, or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

               Holder:   Douglas and Tracy Hauff
                         6925 N. Ryley Lane
                         Otis Orchards, WA  99027

               Maker:    Trillium Corporation
                         4350 Cordata Parkway
                         Bellingham, WA  98226
                         Attn:  Timothy C. Potts
                         Tel.: (360) 676-9400
                         Fax: (360) 738-2910

Changes in the respective addresses to which such notices may be directed may be made from time to time by either party by notice to the other party.

Notices and consents given by mail in accordance with this Section 11 shall be deemed to have been given three (3) days after the date of dispatch; notices and consents given by other means shall be deemed to have been given when received.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                        Maker:

                                        TRILLIUM CORPORATION, a
                                        Washington corporation

                                        By:  /s/ Timothy C. Potts
                                             --------------------
                                             Sr. Vice President

                                   EXHIBIT C
                                PROMISSORY NOTE

$32,500.00                                          February 2, 1999

FOR VALUE RECEIVED, the undersigned DOUGLAS B. HAUFF AND TRACY HAUFF (the "Hauffs"), do hereby promise to pay to the order of GARGOYLES, INC., a Washington corporation ("Gargoyles"), in lawful money of the United States of America, the principal sum of Thirty-Two Thousand Five Hundred Dollars ($32,500.00), together with interest thereon until paid in full as stated herein.

     1.   Interest Rate.
          -------------
          The outstanding principal balance of this Note shall bear interest at the rate of 8 percent per annum.

     2.   Periodic Payments.
          -----------------
          On August 31, 1999, the Hauffs shall pay to Gargoyles the principal sum of $10,000 plus all interest accrued on the outstanding balance of this note through such date. On August 31, 2000, the Hauffs shall pay to Gargoyles the principal sum of $12,500 plus all interest accrued on the outstanding balance of this note through such date. On August 31, 2001, the Hauffs shall pay to Gargoyles the principal sum of $10,000 plus all interest accrued on the outstanding balance of this note through such date.

     3.   Maturity.
          --------
          The entire principal balance of this Note, plus all accrued and unpaid interest shall be due and payable in full on August 31, 2001.

     4.   Application of Payments; Prepayment.
          -----------------------------------
          Each payment hereunder shall be applied first to the payment of interest then accrued on the unpaid balance of this Note and second to the reduction of principal. This Note may be prepaid in whole or in part at any time or times with no prepayment penalty or additional cost of any kind. Upon payment in full of the principal and accrued interest thereon, this Note shall be canceled, shall be of no further force or effect, and shall be returned to Hauff.

     5.   Default; Default Interest Rate.
          ------------------------------
          This Note shall be in default if the Hauffs fail to make a payment under this note when due. If a default occurs, the holder of this Note shall be entitled to declare the entire unpaid principal balance and all accrued and unpaid interest thereon immediately due and payable and may proceed to protect and enforce its rights either by suit in equity and/or law or any other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Note. After such default the principal balance shall bear interest at a rate per annum of twelve percent (12%) until the default is cured.

     6.   Attorneys' Fees and Costs.
          -------------------------
          If a default occurs hereunder and this Note is placed in the hands of an attorney for collection of any amount called for herein, the Hauffs shall be liable for all costs of collection, including without limitation reasonable attorneys fees and costs.

     7.   Applicable Law.
          --------------
          This Note shall be construed according to the laws of the state of Washington.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the date first written above.


/s/ Douglas B. Hauff
--------------------
DOUGLAS B. HAUFF


/s/ Tracy Hauff
--------------------
TRACY HAUFF

                                   EXHIBIT D
                                    CONSENT
                                      AND
                        SETTLEMENT AND RELEASE AGREEMENT

     THIS CONSENT AND SETTLEMENT AND RELEASE AGREEMENT (this "Agreement") is entered into as of this 2nd day of February 1999 by and between KEN GRIFFEY, JR. ("Griffey") and GARGOYLES, INC., a Washington corporation ("Gargoyles").

                                    RECITALS

     A. Griffey and Gargoyles are parties to that certain License Agreement dated October 30, 1995 (the "Griffey Agreement").

     B. A dispute currently exists between Griffey and Gargoyles with respect to the renewal of the Griffey Agreement and the enforceability of certain draft documents circulated by Griffey and Gargoyles (the "Draft Griffey Agreement").

     C. Pursuant to the terms of that certain Agreement Regarding Hauff Notes, Douglas B. Hauff, former President and CEO of Gargoyles ("Hauff"), has agreed to assume the obligations of Gargoyles under the Griffey Agreement and the Draft Griffey Agreement.

     D. Gargoyles desires Griffey to consent to the assumption by Hauff of Gargoyles' obligations under the terms of the Griffey Agreement and Gargoyles' obligations, if any, under the Draft Griffey Agreement as set forth in the Agreement Regarding Hauff Notes, and Griffey and Gargoyles desire to settle all disputes between with respect to the Griffey Agreement and the Draft Griffey Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Consent to Assumption of Gargoyles' Obligations.
          ------------------------------------------------
          Griffey hereby consents to the assumption by Hauff of the obligations of Gargoyles under the Griffey Agreement and any obligations Gargoyles may have under the Draft Griffey Agreement in accordance with the terms of the Agreement Regarding Hauff Notes, a copy of which is attached hereto as EXHIBIT A.

     2.   Payment to Griffey.
          ------------------
          Upon the execution of this Agreement, Gargoyles shall pay to Griffey the sum of Ten Thousand Dollars ($10,000).

     3.   Mutual Release.
          --------------
          In consideration of the assumption by Hauff of the obligations of Gargoyles under the Griffey Agreement and the Draft Griffey Agreement, the cash payment set forth in section 2 hereof, and to avoid the expense and uncertainty of litigation or other resolution of the dispute between Gargoyles and Griffey, each of Griffey and Gargoyles, for themselves and for their respective agents, officers, directors, employees, representatives, affiliates, executors, heirs, successors and assigns, hereby release the other and their respective agents, officers, directors, employees, representatives, affiliates, executors, heirs, successors and assigns, from any and all claims and disputes that may exist between them, whether known or unknown, arising out of the Griffey Agreement and the Draft Griffey Agreement.

     4.   No Admission of Liability.
          -------------------------
          The parties understand, agree and acknowledge that this Agreement is in compromise of disputed claims and that the agreements hereunder are not to be construed as admissions of liability. The parties acknowledge that this Agreement is a fair and equitable settlement of each parties' claims.

     5.   Authority.
          ---------
          The parties to this Agreement represent that they have the power and authority to execute and deliver this Agreement, and to perform all terms and conditions hereof to be performed by them.

     6.   Binding on Successors and Assigns.
          ---------------------------------
          All of the covenants, agreements, conditions and terms contained in this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the respective parties.

     7.   Attorneys' Fees.
          ---------------
          If it shall be necessary for either party to employ an attorney to enforce its rights or benefits pursuant to this Agreement, any judgment shall award to the prevailing party all costs thereof, including but not limited to, reasonable attorneys' fees and expenses.

     8.   Counterparts.
          ------------
          This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first written above.

GARGOYLES, INC.,                        KEN GRIFFEY, JR.
a Washington corporation

By:  /s/  Leo Rosenberger               By:  /s/  Brian Goldberg
     ----------------------------            ----------------------------
     Leo Rosenberger, CEO and CFO            Brian Goldberg, attorney-in-
                                             fact for Ken Griffey, Jr.